                                                                    EXHIBIT 23.3

                         CONSENT OF RYDER SCOTT COMPANY
                              PETROLEUM ENGINEERS

     We hereby consent to the references to our firm included or incorporated by reference in this Registration Statement on Form S-3.

                                            RYDER SCOTT COMPANY
                                            PETROLEUM ENGINEERS

Houston, Texas

May 17, 1994